Exhibit 10.13

AMENDMENT #1

EMPLOYMENT AGREEMENT – JERRY NORMAN

This amendment is effective February 7, 2005.

BETWEEN:

THE NEPTUNE SOCIETY, INC, a Florida corporation having its offices at 4312 Woodman Avenue, Third Floor, Sherman Oaks, CA  91423;

(the “Company”)

AND:

Jerry Norman, an individual having his residence at 1661 204th Ave, NE, Sammamish, WA  98074;

(the “Employee”)

WHEREAS, Marco Markin has resigned as the Company’s Chief Executive Officer and,

WHEREAS, section one of the employment agreement between the Company and the Employee calls for the employee to resign as President and assume the title of Senior Executive Vice President in the event of Markin’s resignation and,

WHEREAS, the Company wishes to maintain the Employee in the position of President and wishes to appoint the Employee to the additional position of Chief Executive Officer and the Employee wishes to accept those positions,

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth, the parties hereto mutually covenant and agree as follows:

1.

The requirement that the Employee resign from the position of President in the event of Markin’s resignation is waived.

2.

From the effective date of this amendment until further amended, the Employee will assume the role and title of President and Chief Executive Officer.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written:

THE NEPTUNE SOCIETY, INC.

EMPLOYEE:

__________________________

___________________________

Authorized Signatory

Jerry Norman

In the presence of:

__________________________

Witness

__________________________

Name

__________________________

Address